UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K  CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  April 10, 2008

INFE - HUMAN RESOURCES, INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-50374	54-2013455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY  10005-3198

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

InFE HUMAN RESOURCES on April 10, 2008 issued a press release entilted "INfe Human Resources Builds on 34% Revenue Increase, Driving Growth & Profitability for Staffing Division."

The press release is in its entirety below:

INfe Human Resources Builds on 34% Revenue Increase, Driving Growth & Profitability for Staffing Division

NEW YORK, NY---Apr 10, 2008 -- INfe Human Resources, Inc. (OTC BB:IFHR) is executing an aggressive campaign to build on the growth of its staffing division, which achieved a year-on-year revenue increase of 34%. INfe Human Resources generated revenues of $8,603,150, increased EBITDA 28% and improved gross margin for year-end 2007.

To augment organic growth at the staffing subsidiary level, INfe Human Resources has implemented a multi-faceted growth strategy. The Company is diversifying into specialty areas with higher profit margins and increasing its sales force; also providing training programs to its staff to cross-sell staffing services to existing client base and marketing pipelines. IFHR is bringing pricing to market value to recoup operating cost increases and improve margins. INfe Human Resources is in the process of reducing expenses further by consolidating back office functions and outsourcing non-essential services. The Company is also planning to work with sales agents to expand its geographic focus down the East Coast and into Florida, where there are numerous small businesses requiring staffing services.

INfe Human Resources has executed a successful roll-up acquisition campaign in the growing staffing industry, which includes market leaders Manpower, Inc. (MAN), PeopleSupport, Inc. (PSPT) and Barrett Business, Inc. (BBSI). The American Staffing Association reports the U.S. staffing industry generated $91 billion in sales in 2007.

INfe Human Resources CEO Arthur D. Viola commented: "At INfe Human Resources we are hitting our stride, building on the growth created in 2007 to increase sales and improve profitability during fiscal 2008. We are extremely pleased with the results of our strategy."

For further information about this release contact Rich Kaiser, Investor relations, YES INTERNATIONAL, 800-631-8127, www.ifhrinfo.com

This release may include forward-looking statements within the meaning of section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities and Exchange Act of 1934, as amended, with respect to achieving corporate objectives, developing additional project interests, the company's analysis of opportunities in the acquisition and development of various project interests and certain other matters; statements are made under the "Safe Harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Risks and uncertainties which could cause actual results to differ.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFE-Human Resources, Inc.

April 10, 2008

By: /s/  Arthur Viola

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Name:  Arthur Viola

Title:   Chief Executive Officer,

            Sole Director and Principal
            Financial Officer